UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 28, 2006

                       Alternative Loan Trust 2006-23CB
                       --------------------------------
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-131630-33

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                 Delaware                           87-0698307
                 --------                           ----------
      (State or Other Jurisdiction               (I.R.S. Employer

   of Incorporation of the depositor)   Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On June 28, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-23CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On May 16, 2006, UBS Real Estate Securities, Inc., an affiliate of UBS Securities LLC, one of the underwriters of the above referenced transaction, entered into three interest rate cap contract (together, the "Cap Contracts"), as evidenced by three confirmations (each a "Confirmation" and, collectively, the "Confirmations") between UBS Real Estate Securities, Inc. and UBS AG, London Branch (the "Counterparty"). The Confirmations is annexed hereto as
Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

On June 28, 2006, The Bank of New York, not in its individual capacity but solely as Trustee for Alternative Loan Trust 2006-23CB, entered into an Assignment Agreement (the "Assignment Agreement"), dated as of June 28, 2006, by and among the UBS Real Estate Securities Inc., the Trustee and the Counterparty, pursuant to which the UBS Real Estate Securities Inc. assigned all of its rights and delegated all of its duties and obligations under the Cap Contracts to the Trustee. The Assignment Agreement is annexed hereto as
Exhibit 99.5.

On June 26, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of June 26, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as
Exhibit 99.6.


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


Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

        Not applicable.

(b) Pro forma financial information.
    --------------------------------

        Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d) Exhibits.
    ---------

Exhibit No.    Description
-----------

    99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

    99.2 The Confirmation, dated as of May 16, 2006, between the Trustee and the Counterparty.

    99.3 The Confirmation, dated as of May 16, 2006, between the Trustee and the Counterparty.

    99.4 The Confirmation, dated as of June May 16, 2006, between the Trustee and the Counterparty.

    99.5 The Assignment Agreement, dated as of June 28, 2006, by and among UBS Real Estate Securities Inc., the Trustee and the Counterparty.

    99.6 The Item 1115 Agreement, dated as of June 26, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.



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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                      --------------------
                                                      Darren Bigby
                                                      Vice President



Dated:  July 13, 2006



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




                                 Exhibit Index
                                 -------------


Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of May 16, 2006, between the Trustee and the Counterparty.

99.3 The Confirmation, dated as of June May 16, 2006, between the Trustee and the Counterparty.

99.4 The Confirmation, dated as of June May 16, 2006, between the Trustee and the Counterparty.

99.5 The Assignment Agreement, dated as of June 28, 2006, by and among UBS Real Estate Securities, the Trustee and the Counterparty.

99.6 The Item 1115 Agreement, dated as of June 26, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.



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